Filed pursuant to Rule 497(e)
Registration Nos. 333-172080; 811-22525

April 4, 2017
Jackson Square All-Cap Growth Fund
Jackson Square Global Growth Fund
Jackson Square Large-Cap Growth Fund
Jackson Square Select 20 Growth Fund
Jackson Square SMID-Cap Growth Fund

Series of Managed Portfolio Series (the “Trust”)

Supplement to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) dated February 28, 2017

Institutional Class Minimum Initial Investment

On March 29, 2017, the Board of Trustees of the Trust approved a reduction in the minimum initial investment for Institutional Class shares of the Jackson Square All-Cap Growth Fund, Jackson Square Global Growth Fund, Jackson Square Large-Cap Growth Fund, Jackson Square Select 20 Growth Fund and Jackson Square SMID-Cap Growth Fund (the “Funds”). Effective April 4, 2017, the minimum initial investment for Institutional Class shares of the Funds will be $100,000.

Portfolio Holdings Information

The third paragraph under “Portfolio Holdings Information” starting on page 46 of the SAI is supplemented with the following information: “Approximately seven business days following the end of each calendar quarter, each Fund will post their top ten holdings to www.jspfunds.com.”

Thank you for your investment.  If you have any questions, please call the Fund toll-free at 844-577-3863.  This supplement should be retained with your Prospectus for future reference.